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                         Loomis Sayles Investment Trust
                     Loomis Sayles Small Company Value Fund

                   Supplement dated December April 4, 2000 to
                        Prospectus dated February 1, 2000


     Effective immediately, Daniel J. Thelen, Vice President of Loomis Sayles, serves as co-portfolio manager of the Loomis Sayles Small Company Value Fund. Prior to joining Loomis Sayles in 1996, Mr. Thelen was a Manager at PricewaterhouseCoopers LLP since 1990. He manages the Fund with Joseph Gatz and Dawn Alston Paige, Vice Presidents of the Trust and of Loomis Sayles, who have managed the Fund since 2000.